UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 9, 2018

URBAN EDGE PROPERTIES
(Exact name of Registrant as specified in its charter)

Maryland	No. 001-36523	47-6311266
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

888 Seventh Avenue
New York, NY 10019
(Address of Principal Executive offices) (Zip Code)

Registrant’s telephone number including area code: (212) 956-2556

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 9, 2018, Urban Edge Properties, a Maryland real estate investment trust (the "Company"), held its 2018 Annual Meeting of Shareholders (the "Meeting"). As of March 12, 2018, the record date for shareholders entitled to vote at the Meeting, there were 113,920,633 common shares of beneficial interest, par value $0.01 per share (the “Shares”), outstanding and entitled to vote. Of the Shares entitled to vote at the Meeting, 107,932,184, or approximately 94.74%, of the Shares were present or represented by proxy. There were three matters presented and voted on. Set forth below is a brief description of each matter voted on and the voting results with respect to each such matter.

Proposal 1. Election of seven nominees to serve on the Board of Trustees until the Company's annual meeting of shareholders in 2019 and until their successors are duly elected and qualified. In accordance with the voting results listed below, each of the nominees were elected to serve until the 2019 annual meeting or until their successors are duly elected and qualified.

Nominee	For	Withheld	Abstain	Broker Non-Votes
Jeffrey S. Olson	102,263,320	2,076,521	15,776	3,576,567
Michael A. Gould	82,783,853	21,554,413	17,351	3,576,567
Steven H. Grapstein	81,958,573	22,381,196	15,848	3,576,567
Steven J. Guttman	103,973,420	365,928	15,269	3,576,567
Amy B. Lane	103,827,775	513,121	14,721	3,576,567
Kevin P. O'Shea	82,787,357	21,552,236	16,024	3,576,567
Steven Roth	77,088,028	27,254,578	13,011	3,576,567

Proposal 2. Ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year 2018. In accordance with the voting results listed below, the shareholders ratified the appointment of Deloitte & Touche LLP as the Company's independent public accountants for the fiscal year 2018.

	For	Against	Abstain
Votes Cast	107,787,251	101,894	43,039

Proposal 3. Non-binding advisory resolution to approve the compensation of the Company's named executive officers as disclosed in the Company's proxy statement. In accordance with the voting results listed below, the shareholders approved, on a non-binding advisory basis, the compensation of the Company's named executive officers as disclosed in the Company's proxy statement.

	For	Against	Abstain	Broker Non-Votes
Votes Cast	103,398,570	790,572	166,475	3,576,567

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

URBAN EDGE PROPERTIES
(Registrant)

Date: May 11, 2018	By:	/s/ Robert C. Milton III
Robert C. Milton III, Executive Vice President, General Counsel and Secretary